Exhibit 10.37

AMENDMENT NO. 2 TO SERVICING AGREEMENT

This Amendment No. 2 to Servicing Agreement (“Amendment”) is made as of October 31, 2013 (“Amendment Effective Date”) by and between Blackhawk Network, Inc., an Arizona corporation (“Servicer”), and MetaBank, dba Meta Payment Systems, a federal saving bank (“Bank”).

RECITALS

Whereas, Servicer and Bank entered into a Servicing Agreement on March 30, 2012, as amended to date (the “Agreement”) whereby Servicer provides marketing and other services for Cards issued by Bank;

Whereas, the Parties desire to amend the Agreement in the particulars set forth below.

AGREEMENT

Now, therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Sections 12.1(a) and 12.1(b) of the Agreement shall be deleted in their entirety and replaced with the following:

“(a) Insurance Coverage. Each Party shall maintain at its sole expense,

(i)	Commercial General Liability Insurance. Coverage shall be at least as broad as the Insurance Services Office (ISO) Commercial General Liability Coverage “occurrence” form consistent with the obligations set forth immediately below. Commercial General Liability Insurance to include contractual liability, products/completed operations liability, and severability of interest clause (which must be maintained for three (3) years following termination of this Agreement) with minimum limits of ***** per occurrence and ***** in the aggregate, written on an occurrence form basis sufficient to satisfy a Party’s defense and indemnification obligations.

(ii)	Workers’ Compensation and Employer’s Liability Insurance. Workers’ Compensation Insurance or (if approved by the other Party in writing) self-insurance as required by applicable law, labor codes, acts, or statutes, state or federal (collectively, “Workers’ Compensation Laws”), and indicating compliance with such Workers’ Compensation Laws, and Employer’s Liability Insurance with minimum limits of not less than ***** per occurrence and ***** in the aggregate.

(iii)	Professional Liability Insurance. Professional Liability Insurance to include errors and omissions appropriate to a Party’s business, contractual liability coverage, with a minimum limit of at least ***** per occurrence and ***** in the aggregate, protecting the other Party from errors and omissions of a Party in connection with the performance of a Party’s services during and for a period of at least three (3) years after the completion of said services.

(b) Additional Insurance Coverage for Servicer and Program Critical Subcontractors. Servicer and each Program Critical Subcontractor shall maintain, at its sole expense:

(i)	Crime Insurance. A comprehensive crime policy, including employee dishonesty/fidelity coverage, with respect to the work or operations done in connection with this Agreement, with limits of no less than ***** per occurrence and ***** in the aggregate.

(ii)	Data Security Insurance. Servicer shall maintain (and regardless shall require each Program Critical Subcontractor to maintain), throughout the term of this Agreement, an

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

appropriate data security insurance policy, the limit of which shall be no less than ***** per occurrence or ***** aggregate, providing coverage in the event of loss of confidential data by Servicer, including but not limited to Cardholder Data and Confidential Information. Servicer shall require each Program Critical Subcontractor to maintain, throughout the term of this Agreement, an appropriate data security insurance policy, the limit of which shall be no less than ***** per occurrence or ***** aggregate, providing coverage in the event of loss of confidential data by the Program Critical Subcontractor), including but not limited to Cardholder Data and Confidential Information.”

2. Except as specifically modified by this Amendment, the Agreement shall remain in full force and effect. All capitalized terms not defined in this Amendment shall refer to their definition in the Agreement. This Amendment may not be amended or modified except pursuant to a written agreement signed by each of the parties hereto. This Amendment shall bind, and inure to the benefit of, Servicer and Bank and their successors and permitted assigns. This Amendment may be executed in counterparts, which execution may be by facsimile, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment is executed by the Parties’ authorized officers or representatives and shall be effective as of the Effective Date.

Servicer		Bank

By:	/s/ Talbott Roche	By:	/s/ John Hagy
Name:	Talbott Roche	Name:	John Hagy
Title:	President	Title:	CLO

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.